                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2004


                       TRANSACT TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in its charter)

                              ------------------


           Delaware                    0-21121              06-1456680
(State or other jurisdiction    (Commission file number)    (I.R.S. employer
of incorporation)                                           identification no.)


7 Laser Lane, Wallingford, CT                                    06492
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:           (203) 269-1198

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         (c) Exhibits

Exhibit  Description
99.1     Press Release dated March 4, 2004 of TransAct Technologies Incorporated

Item 12.  Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On March 4, 2004, TransAct Technologies Incorporated issued a press release announcing its financial results for the quarter ended and twelve months ended March 4, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       TRANSACT TECHNOLOGIES INCORPORATED

                               By: /s/ Richard L. Cote
                                   ----------------------------
                                   Richard L. Cote
                                   Executive Vice President and
                                   Chief Financial Officer


Date: March 4, 2004

                                  EXHIBIT LIST


The following exhibit is filed herewith.


Exhibit      Description
-------      -----------
99.1         Press Release dated March 4, 2004 issued by TransAct Technologies
             Incorporated.